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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                     Date of Report:  April 7, 1998
                                      -------------

                 HOUSEHOLD FINANCE CORPORATION
                 -----------------------------
     (Exact name of registrant as specified in its charter)



Delaware               1-75                    36-1239445
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(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)



2700 Sanders Road, Prospect Heights, Illinois             60070
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code 847/564-5000
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Item 5.  Other Events

         Household International, Inc. ("Household"), the parent of the Registrant, announced on April 7, 1998 that it had reached a merger agreement with Beneficial Corporation ("Beneficial") under which each share of Beneficial common stock will be exchanged for 1.0222 shares of Household common stock.

         The acquisition is expected to be completed in the third quarter of 1998, and is subject to receipt of certain regulatory approvals. A press release announcing the merger is available as an exhibit to Household's Form 8-K dated April 7, 1998 (Commission File Number 1-8198).


Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              Not applicable.
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                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD FINANCE CORPORATION
                                 -----------------------------
                                        (Registrant)


                                 By:  /s/ John W. Blenke
                                      ------------------
                                      John W. Blenke
                                      Assistant Secretary

Dated:  April 9, 1998
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